Exhibit 32.1
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
The undersigned, the Chief Executive Officer of Gladstone Commercial Corporation (the “Company”), hereby certifies on the date hereof, in his capacity as an officer of the Company and, pursuant to 18 U.S.C. §1350(a), as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the three months ended September 30, 2010 (“Form 10-Q”), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.
Dated: November 1, 2010

/s/ David Gladstone David Gladstone
Chief Executive Officer

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